SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-12

                              Wells Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

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          (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

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          (4) Proposed maximum aggregate value of transaction:

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          (5) Total fee paid:

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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1) Amount previously paid:

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          (2) Form, Schedule or Registration Statement no.:

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          (3) Filing Party:

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          (4) Date Filed:

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


                       [WELLS FINANCIAL CORP. LETTERHEAD]



March 15, 2004

Dear Fellow Stockholder:


     On behalf of the Board of Directors and management of Wells Financial Corp., we cordially invite you to attend the Annual Meeting of Stockholders (the "Meeting") to be held at the Wells Community Building located at 189 2nd Street, S.E., Wells, Minnesota on Wednesday, April 21, 2004, at 4:00 p.m. local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

     At the meeting, stockholders will be asked to vote upon the election of two directors of the Company and to ratify the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the fiscal year ending December 31, 2004.

     Whether or not you plan to attend the Meeting, please sign and date the enclosed form of proxy and mail it in the accompanying postage-paid return envelope as promptly as possible. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend. YOUR VOTE IS VERY IMPORTANT.


                                       Sincerely,


                                       /s/ Lonnie R. Trasamar
                                       Lonnie R. Trasamar
                                       President and Chief Executive Officer

--------------------------------------------------------------------------------
                              WELLS FINANCIAL CORP.
                              53 FIRST STREET, S.W.
                             WELLS, MINNESOTA 56097
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 21, 2004
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Wells Financial Corp. (the "Company") will be held at the Wells Community Building located at 189 2nd Street, S.E., Wells, Minnesota on April 21, 2004, at 4:00 p.m. local time. The Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors of the Company;

     2.   To  ratify  the  appointment  of  McGladrey  &  Pullen,   LLP  as  the
          independent auditors for the Company for the fiscal year ending December 31, 2004; and

     3. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the meeting.

     Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 1, 2004 are entitled to notice of and to vote at the Meeting and any adjournments thereof.

     You are requested to sign and date the enclosed form of proxy which is solicited by the Board of Directors and mail it promptly in the enclosed envelope. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend. YOUR VOTE IS VERY IMPORTANT.

     EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND MAIL THE ENCLOSED FORM OF PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       /s/ Richard Mueller
                                       Richard Mueller
                                       Secretary
Wells, Minnesota
March 15, 2004

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                              WELLS FINANCIAL CORP.
                              53 FIRST STREET, S.W.
                             WELLS, MINNESOTA 56097
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 21, 2004
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This Proxy Statement is furnished to the holders of the common stock ("Common Stock") of Wells Financial Corp. (the "Company"). Proxies are being solicited by the Board of Directors of the Company to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Wells Community Building, 189 2nd Street, S.E., Wells, Minnesota on April 21, 2004, at 4:00 p.m. local time. This Proxy Statement and the accompanying Notice of Meeting and proxy card are being first mailed on or about March 15, 2004 to those stockholders entitled to vote at the Meeting.

     All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent auditors), and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person.

     As to the election of directors, as set forth in Proposal 1, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present, in person or represented by proxy, at a meeting and entitled to vote in the election of directors, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for the nominee being proposed is withheld. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director should the nominee be unable to serve, or for good cause, will not serve.

     As to the ratification of independent auditors as set forth in Proposal 2, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item,
(ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, Proposal 2 and any other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     Stockholders of record as of the close of business on March 1, 2004 ("Voting Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Voting Record Date, the Company had 1,159,751 shares of Common Stock issued and outstanding.

     The Articles of Incorporation of the Company (the "Articles") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit and such person may have his or her voting rights reduced below 10%. Beneficial ownership is determined pursuant to the definition in the Articles and includes shares beneficially owned by such person or any of his or her affiliates or associates (as defined in the Articles), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership or similar plan of the Company or any subsidiary.

     The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting.

Security Ownership of Certain Beneficial Owners

     Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than as noted below, management knows of no person or entity, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which is the beneficial owner of more than 5% of the outstanding shares of Common Stock on the Voting Record Date. Information concerning the security ownership of management is included under "Information with Respect to Nominees for Director and Directors Continuing in Office."


                                                                         Percent of Shares of
                                               Amount and Nature of          Common Stock
Name and Address of Beneficial Owner           Beneficial Ownership          Outstanding
------------------------------------           --------------------          -----------

Wells Federal Bank, fsb                              110,948 (1)                 9.6%
Employee Stock Ownership Plan
53 First Street, S.W.
Wells, Minnesota  56097

Advisory Research, Inc.                               57,300 (2)                 4.9%
180 North Stetson Street, Suite 5780
Chicago, IL 60601


--------------------
(1) The Bank's Employee Stock Ownership Plan ("ESOP") purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid.
(2) Based on a 13G filed with the Securities and Exchange Commission on February 17, 2004.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, with the Securities and Exchange Commission and to provide copies of those reports to the Company. Other than as set forth herein, the Company is not aware of any beneficial owner (as defined in the Exchange Act regulations) of more than ten percent of the Common Stock.

     Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the year ended December 31, 2003.


--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Election of Directors

     The Articles require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year term, with approximately one-third of the directors elected each year. The Board of Directors currently consists of six members. Two directors will be elected at the Meeting, each to serve for a three-year term, as noted below, or until respective successors have been elected and qualified.

     Richard Mueller and David Buesing have been nominated by the Board of Directors to serve as directors. Both are currently directors of the Company and have consented to being named in this Proxy Statement and to serve if elected. If the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitutes as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

     The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director of the Company, and the number and percentage of shares of the Common Stock beneficially owned. Currently, each director of the Company is also a member of the Board of Directors of the Bank.

                                                       Year First         Current       Shares of Common Stock           Percent
                                                       Elected or         Term to       Beneficially Owned As              of
Name                                      Age(1)      Appointed(2)        Expire        of March 1, 2004  (3)(4)          Class
----                                      ------      ------------        -------       ------------------------      ---------

                              COMPANY'S NOMINEES FOR TERM TO EXPIRE IN 2007
Richard Mueller                             54            1986             2004               23,313 (6)(7)               1.9%
David Buesing                               57            1998             2004               20,186 (6)(8)               1.7%

                                    DIRECTORS CONTINUING IN OFFICE
Lonnie R. Trasamar                          49            2002             2006                2,596 (5)                    *
Gerald D. Bastian                           63            1986             2006               31,136                      2.6%
Randel I. Bichler                           59            1998             2005               20,435 (6)(9)               1.7%
Dale E. Stallkamp                           58            1999             2005               38,311 (8)                  3.2%

                             NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
James D. Moll                               53             --               --                12,584                      1.0%
All directors and executive officers
  of the Company as a group (7 persons)                                                      148,561 (10)                12.2%

---------------
*    Less than 1%.
(1)  At December 31, 2003.
(2) Refers to the year the individual first became a director of the Bank or the Company. All directors of the Bank in December 1994 became directors of the Company upon its formation in December 1994.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals exercise sole voting and/or investment power, unless otherwise indicated.
(4)  Beneficial ownership as of the Voting Record Date.
(5)  Includes exercisable options to purchase 944 shares of Common Stock.
(6) Excludes 110,948 shares of Common Stock held under the Employee Stock Ownership Plan ("ESOP") and shares held under the Management Stock Bonus Plan ("MSBP") for which such individual serves as a member of the ESOP or MSBP Committee or Trustee Committee. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity. The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the ESOP Trustees' fiduciary duties. Shares held in the MSBP are voted by the MSBP Trustees as directed by the MSBP Committee. At the Voting Record Date, all shares had been allocated to employees under the ESOP and there were 30,335 shares in the MSBP.
(7)  Includes exercisable options to purchase 11,835 shares of Common Stock.
(8)  Includes exercisable options to purchase 15,561 shares of Common Stock.
(9)  Includes exercisable options to purchase 11,187 shares of Common Stock.
(10) Includes exercisable options to purchase 55,088 shares of Common Stock.

Executive Officers of the Company

         The following individuals were executive officers of the Company as of December 31, 2003:


       Name             Age (1)      Positions Held With The Company and Bank
       ----             -------      ----------------------------------------

Lonnie R. Trasamar        49         President and Chief Executive Officer

Gerald D. Bastian         63         Vice President and Director

James D. Moll             53         Treasurer and Chief Financial Officer

--------------------
(1) At December 31, 2003.

Biographical Information

     The principal business experience of each director, nominee for director, and executive officer of the Company is set forth below. Unless otherwise noted, all persons have held their present occupation for at least the last five years.

     Richard Mueller has been a director of the Bank since 1986 and of the Company since its formation in December 1994. Mr. Mueller is the sole owner of Wells Drug Co., Inc. Mr. Mueller has served as a member of the local school board as well as a member of the Wells Chamber of Commerce. Mr. Mueller is a first cousin of Mr. James D. Moll, an executive officer of the Company.

     David Buesing has been a director of the Company since 1998. Mr. Buesing has been employed by Wells Concrete Product since 1973. He became President and General Manager of that company in 1982. He is a registered engineer in Minnesota, North Dakota and Kansas. He is a past Director of the Pre-stressed Concrete Institute and the Associated Minnesota Pre-stressed Association.

     Lonnie R. Trasamar was appointed as President and Chief Executive Officer of the Company and the Bank effective March 1, 2002. Mr. Trasamar was appointed director of the Company in November 2002. Prior to joining the Company, Mr. Trasamar was in the commercial banking and real estate fields both as a Chief Financial Officer of a ten-bank holding company and as an independent businessman. Mr. Trasamar also served as Chairman, President and Chief Executive Officer of MidAmerica Bank South in Mankato and Blue Earth, Minnesota.

     Gerald D. Bastian has been the Vice President of the Bank since 1974 and a director of the Bank since 1986 and has been a Vice President and director of the Company since its formation in December 1994. Mr. Bastian is a member of Southern Minnesota Realtors, Valley Industrial Development Corp., Mankato Area Chamber of Commerce, Bethlehem Lutheran Church, and the Hilltop Kiwanis Club.

     Randel I. Bichler has been a director of the Company and the Bank since 1998. Mr. Bichler has been engaged in the general practice of law in Wells since 1978. He retired from the United States Army Reserve as a Lt. Colonel in 1997.

     Dale E. Stallkamp has been a director of the Company and the Bank since April 1999. Mr. Stallkamp started his certified public accounting practice in September 1972. Prior to that time he was employed by the public accounting firm of Peat, Marwick, Mitchell.

Named Executive Officers Who Are Not Directors

     James D. Moll, CPA, has been, since December 1994, the Chief Financial Officer of the Company and the Bank and, since February 1995, the Treasurer of the Company and the Bank. Prior to December 1994, Mr. Moll was an employee of the Bank's subsidiary, Wells Insurance Agency ("WIA"). Mr. Moll managed WIA for more than five years. Mr. Moll is a first cousin of Mr. Richard Mueller, a director of the Company and the Bank.

Meetings and Committees of the Board of Directors

     The Board of Directors conducts its business through meetings of the Board and through activities of its committees. Each member of the Board of Directors also currently serves as a member of the Board of Directors of the Bank, which meets monthly and may have special meetings.

     During the year ended December 31, 2003, the Board of Directors of the Company held 12 regular meetings and one special meeting. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and the committees on which such director served during the year ended December 31, 2003.

     The Compensation Committee, a standing committee, consists of the present non-employee members of the Board of Directors of the Company. Mr. Trasamar, a non-voting advisory member of the committee, advises the committee on compensation matters for employees other than himself. The Compensation Committee met seven times during the year ended December 31, 2003.

     The Audit Committee currently consists of Directors Bichler, Stallkamp, and Buesing, all of whom have been determined to be independent in accordance with the requirements of the Nasdaq Stock Market.

     The Audit Committee is responsible for recommending the appointment of the Company's independent public accountants and meeting with such accountants with respect to the scope and review of the annual audit. Additional responsibilities of the Audit Committee are to ensure that the Board of Directors receives objective information regarding policies, procedures and activities of the Company with respect to auditing, accounting, internal accounting controls, financial reporting, regulatory matters and such other activities of the Company as may be directed by the Board of Directors. The Audit Committee met ten times during the year ended December 31, 2003.

     The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee. The full text of the Charter of the Audit Committee is attached as Appendix A to this proxy statement.

     The Board of Directors has not appointed a member of its Board to be an Audit Committee Financial Expert as that term is defined in the Securities Exchange Act of 1934 as no member of the Board has consented to such designation.

     Report of the Audit Committee. For the fiscal year ended December 31, 2003, the Audit Committee (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with Company's independent auditor, McGladrey & Pullen, LLP ("McGladrey"), all matters required to be discussed under Statement on Auditing Standards No. 61., and (iii) received from McGladrey disclosures regarding McGladrey's independence as required by Independence Standards Board Standard No. 1 and discussed with McGladrey its independence. Based on the foregoing review and discussions, the Audit

Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

     Audit Committee:

          Randel I. Bichler
          Dale E. Stallkamp
          David Buesing

     Audit Fees. The aggregate fees billed by McGladrey for professional services rendered for the audit of the Company's annual consolidated financial statements, for the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-QSB, and for the review of the Company's quarterly and annual SEC filings for the fiscal years ended December 31, 2003 and 2002 were $112,677 and $81,432, respectively.

     Audit Related Fees. The aggregate fees billed by McGladrey for assurance and related services related to the audit of the annual financial statements and to the review of the quarterly financial statements for the years ended December 31, 2003 and 2002 were $7,030 and $4,535, respectively.

     Tax Fees. The aggregate fees billed by RSM McGladrey, Inc. for professional services rendered for tax compliance, tax advice or tax planning for the years ended December 31, 2003 and 2002 were $8,120 and $5,750, respectively.

     All Other Fees. The aggregate fees billed by RSM McGladrey, Inc. for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" for the years ended December 31, 2003 and 2002 were $2,835 and $525, respectively, and consisted of the review of Company policies.

     The Audit Committee's current practice on pre-approval of services performed by the independent auditors is to approve annually all audit services and, on a case-by-case basis, all permitted non-audit services to be provided by the independent auditors during the fiscal year. The Audit Committee reviews each non- audit service to be provided and assesses the impact of the service on the auditor's independence. In addition, the Audit Committee may pre-approve other non-audit services during the year on a case-by-case basis. No services were approved pursuant to the de minimus exception of the Sarbanes-Oxley Act of 2002.

Director Nomination Process

     The Nominating Committee of the Company recommends nominees for election as directors to the Board of Directors. The Nominating Committee, a non-standing committee, which met one time during 2003, consists of the entire Board of Directors. The Board feels it is appropriate for the directors to serve this function without forming a standing committee because the Company has a relatively small Board, making action by committee unnecessary for purposes of managing nominations. Because the committee is not a standing committee, the Company does not have a nominating committee charter.

     The Company does not currently pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The Committee's process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, Wells Federal Bank. Additionally, the Committee will consider persons recommended by stockholders of the Company in selecting the Committee's nominees for election. There is no difference in the manner in which the Committee evaluates persons recommended by directors or officers and persons recommended by stockholders in selecting Board nominees.

     To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Corporation. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered, as well as the specific information set forth in the Company's Articles of Incorporation. A copy of such provisions is available upon request to: Wells Financial Corp., 53 First Street, S.W., Wells, Minnesota 56097, Attention: Corporate Secretary. The Committee believes potential directors should be knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage.

Stockholder Communications

     The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. The Board encourages, but does not require, directors to attend the annual meeting of stockholders. All of the Board's members attended the 2003 annual meeting of stockholders.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

     Members of the Board of Directors of the Company are not compensated by the Company for serving as a director. During 2003, each member of the Board of Directors of the Bank, except for Lonnie Trasamar, received $1,100 per month regardless of attendance at Board meetings. For 2003, non-employee directors received between $100 and $350 per committee meeting attended ($26,000 in the aggregate) for Audit, Employment Enhancement, Commercial Credit, Building Site and Compensation Committee meetings. For the year ended December 31, 2003, fees paid to directors totaled $111,200.

Executive Compensation

     Summary Compensation Table. The following table sets forth the compensation awarded to or earned by the Chief Executive Officer and other highly compensated officers for the years ended December 31, 2001, 2002 and 2003, as applicable. No other executive officer of the Bank or the Company had a salary and bonus during such period that exceeded $100,000 for services rendered in all capacities to the Bank or the Company in the aggregate.

                                                   Annual Compensation (1)
                                        --------------------------------------------
Name and                                                              Other Annual        All Other
Principal Position            Year         Salary       Bonus        Compensation(2)    Compensation
-------------------           ----      ------------    -----        ------------       ------------

Lonnie R. Trasamar            2003        $124,800      $62,400         $    --          $23,772(3)
President and Chief           2002         112,923      $60,000              --            6,920
Executive Officer

Gerald D. Bastian             2003        $107,913      $14,216         $13,200          $18,955(4)
Vice President                2002         105,979       11,205          12,000           28,483
                              2001          98,809        5,685          12,000           30,077

James D. Moll                 2003         $99,778      $24,882         $    --          $12,847(5)
Chief Financial Officer       2002          95,615       23,925              --           22,773
                              2001          86,897        7,220              --           20,479

James R. Sauer                2003         $85,800       21,450         $    --           11,276(6)
Chief Operations Officer      2002          81,935       20,625              --           19,674
                              2001          69,697        4,070              --           15,664

--------------------
(1)  All compensation was paid by the Bank.
(2)  Constitutes Bank directors' fees.
(3) Consists of $8,622 and $6,920 of health, life, and disability insurance premiums paid on behalf of Mr. Trasamar for the years ended December 31, 2003 and 2002, respectively. For the year ended December 31, 2003, the amount includes an allocation of 409 shares under the ESOP, valued at the closing per share market price of $30.00 on December 31, 2003. For the year ended December 31, 2003, Mr. Trasamar had 3,500 shares of unvested restricted stock which had a value of $105,000 (based on the closing price of $30.00 on December 31, 2003). Dividends on shares of restricted stock are held in arrears and paid upon vesting of the applicable award. For the year ended December 31, 2003, includes $2,880 in matching funds for the 401(k) Plan.
(4) Consists of $8,515, $7,300 and $6,752 of health, life, and disability insurance premiums paid on behalf of Mr. Bastian for the years ended
     December 31, 2003, 2002 and 2001, respectively. For the years ended December 31, 2003, 2002 and 2001, the amount includes an allocation of 267, 1,016 and 1,246 shares under the ESOP, valued at the closing per share market prices of $30.00, $20.85 and $18.72 on December 31, 2003, 2002 and
     2001, respectively. As of December 31, 2003, Mr. Bastian had 962 shares of unvested restricted stock which had a value of $28,860 (based on the closing market price of $30.00 on December 31, 2003). Dividends on shares of restricted stock are held in arrears and paid upon vesting of the applicable award. For the year ended December 31, 2003, includes $2,430 in matching funds for the 401(k) Plan.
(5) Consists of $2,360, $1,694 and $1,684 of health, life, and disability insurance premiums paid on behalf of Mr. Moll for the years ended December 31, 2003, 2002 and 2001, respectively. For the years ended December 31, 2003, 2002 and 2001, the amount includes an allocation of 273, 1,011 and 1,004 shares under the ESOP, valued at the closing per share prices of $30.00, $20.85 and $18.72 on December 31, 2003, 2002 and 2001,
     respectively. As of December 31, 2003, Mr. Moll had 720 shares of unvested restricted stock which had a value of $21,600 (based on the closing price of $30.00 on December 31, 2003). Dividends on shares of restricted stock are held in arrears and paid upon vesting of the applicable award. For the year ended December 31, 2003, includes $2,297 in matching funds for the 401(k) Plan.
(6) Consists of $2,276, $1,597 and $1,568 of health, life and disability insurance premiums paid on behalf of Mr. Sauer for the years ended December 31, 2003, 2002 and 2001, respectively. For the years ended December 31, 2003, 2002 and 2001, the amount includes an allocation of 234, 867 and 753 shares under the ESOP, valued at the closing per share prices of $30.00, $20.85 and $18.72 on December 31, 2003, 2002 and 2001, respectively. As of December 31, 2003, Mr. Sauer had 396 shares of unvested restricted stock which had a value of $11,880 (based on the closing price of $30.00 on December 31, 2003). Dividends on shares of restricted stock are held in arrears and paid upon vesting of the applicable award. For the year ended December 31, 2003, includes $1,980 in matching funds for the 401(k) Plan.

Stock Awards

     The following table sets forth information concerning options held by the named executives as of December 31, 2003. The Company has not granted to the named executive officers any stock appreciation rights.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES

                                                      Number of Securities
                                                     Underlying Unexercised         Value of Unexercised
                          Shares                          Options/SARs           in-the-Money Options/SARs
                        Acquired on     Value          at Fiscal Year-End            at Fiscal Year-End
                         Exercise      Realized                (#)                          ($)
      Name                  (#)          ($)        Exercisable/Unexercisable    Exercisable/Unexercisable
----------------------------------------------------------------------------------------------------------

Lonnie R. Trasamar         1,243         7,147           944 /  8,748               8,590 /  79,607  (1)
Gerald D. Bastian          4,616        50,499         4,616 /     --              87,704 /      --  (2)
James D. Moll              2,025        34,243            -- /  1,350                  -- /  22,437  (3)
James R. Sauer             2,635        33,663            -- /    540                  -- /   8,975  (3)

--------------------
(1) Based upon an exercise price of $20.90 per share and the closing market price of $30.00 at December 31, 2003.
(2) Based upon an exercise price of $11.00 per share and the closing market price of $30.00 at December 31, 2003.
(3) Based upon an exercise price of $13.38 per share and the closing market price of $30.00 as of December 31, 2003.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

     The Bank had no "interlocking" relationships existing on or after January 1, 2003 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the board of directors of the Bank, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of board of directors of the Bank.

     The Bank, like many financial institutions, has followed a policy of granting various types of loans to executive officers, directors, employees, or immediate family members or affiliates thereof. All the loans have been made in the ordinary course of business and on substantially the same terms and conditions (including interest rates and collateral) that apply to the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features. Loans by the Bank to its directors and executive officers are subject to Office of Thrift Supervision ("OTS") regulations restricting loans and other transactions with affiliated persons of the Bank. The Bank's affiliates must qualify for any loans on the same terms and conditions that apply to other customers.

--------------------------------------------------------------------------------
        PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     McGladrey & Pullen, LLP were the Company's independent auditors for fiscal 2003. The Board of Directors has appointed McGladrey & Pullen, LLP to be its accountants for the fiscal year ending December 31, 2004, subject to ratification by the Company's stockholders. The engagement of McGladrey & Pullen, LLP was approved in advance by the Audit Committee. A representative of McGladrey & Pullen, LLP is not expected to be present at the Meeting and will, therefore, be unable to respond to stockholders' questions or make a statement.

     Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast by the stockholders of the company at the meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the 2004 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be considered for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 53 First Street, S.W., P.O. Box 310, Wells, Minnesota 56097, no later than November 15, 2004. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered for inclusion in the Company's proxy materials.

     The Company's Articles provide that if notice of a stockholder proposal to take action at next year's annual meeting is not received at the Company's main office by February 15, 2005, the proposal will not be eligible for presentation at that meeting. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be eligible for presentation at next year's annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

     The Company's Annual Report to Stockholders for the year ended December 31, 2003, including financial statements, will be mailed on March 15, 2004 to all stockholders of record as of the Voting Record Date. Any stockholder who has not received a copy of the Annual Report may obtain a copy, without cost, by writing to the Secretary of the Company.

     Upon written request, the Company will furnish without charge (excluding exhibits) to any stockholder a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003. All requests should be directed to Richard Mueller, Secretary, Wells Financial Corp., 53 First Street, S.W., P.O. Box 310, Wells, Minnesota 56097-0310.

                                     BY ORDER OF THE BOARD OF DIRECTORS



                                     Richard Mueller
                                     Secretary

Wells, Minnesota
March 15, 2004

                                                                     Appendix A

                              WELLS FINANCIAL CORP

                             AUDIT COMMITTEE CHARTER


Purpose
-------

     There shall be an Audit Committee of the Board of Directors (the "Board") of Wells Financial Corp. (the "Company").

     The Audit Committee's purpose is to oversee accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Committee also has oversight of the independent auditor's qualifications and independence and the performance of the Company's internal audit function and independent auditor.

Organization
------------

     The Audit Committee shall consist of at least three directors. The members of the Audit Committee and the Chair of the Audit Committee shall be appointed by the Board. Each director appointed to the Audit Committee shall:

     1. satisfy the requirements of The Nasdaq Stock Market, Inc. ("Nasdaq") rules relating to Audit Committee members, including (a) the applicable independence requirements in effect from time to time, (b) the requirement that Audit Committee members not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years and (c) the requirement that the Audit Committee members be able to read and understand financial statements, including the Company's balance sheet, income statement and cash flow statement;

     2. satisfy, as applicable, the independence requirements of the Federal Deposit Insurance Corporation rules and regulations; and

     3. satisfy, as applicable, the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission (the "SEC").

     At least one member of the Audit Committee must have accounting or financial management expertise as required by the Nasdaq rules.

     Compliance with the foregoing requirements shall be determined by the Board in its business judgment and in accordance with applicable rules, regulations and standards in effect from time to time.

Responsibilities
----------------

     The Audit Committee recognizes that the preparation of the Company's financial statements and other financial information is the responsibility of the Company's management and that auditing, or conducting reviews of, those financial statements and other financial information is the responsibility of the Company's independent auditor. The Audit Committee's responsibility is to oversee the management and the outside auditors in regard to the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

     The Company's management, and its independent auditor, in the exercise of their responsibilities, acquire greater knowledge and more detailed information about the Company and its financial affairs than members of the Audit Committee. Consequently, the Audit Committee is not responsible for providing any expert or special assurance as to the Company's financial statements and other financial information or any professional certification as to the independent auditor's work, including without limitation its reports on and reviews of the Company's financial statements and other financial information.

Oversight of Independent Auditor

     1.  The  Audit  Committee  shall  be  directly   responsible,   subject  to
shareholder ratification, for the appointment, retention, compensation, evaluation, termination and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee shall have sole authority to approve all audit engagement fees and terms and any non-audit engagements of the independent auditor, subject to the Audit Committee's right to delegate such authority as provided below and to the provisions of any policy regarding pre-approval of services established by the Audit Committee as provided below. The independent auditor shall report directly to the Audit Committee. The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

     2. The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 2-01(c)(7) of Regulation S-X. The Audit Committee may delegate authority to one or more members of the Audit Committee, who are independent directors of the Board, the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such member(s) shall be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may establish policies and procedures regarding the engagement of the independent auditor to render services to the Company, provided that the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service and the pre-approval policies and procedures do not include the delegation of the Audit Committee responsibilities to management. If pre-approval policies and procedures are adopted, the Company may engage the independent auditor to perform services consistent with the policies and procedures. When pre-approving non-audit services, the Audit Committee should consider whether the provision of the non-audit services by the independent auditor is compatible with maintaining the independent auditor's independence.

Authority to Engage Independent Advisors

     The Audit Committee shall have the authority to retain independent counsel and other legal, accounting or other advisors as it determines necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to any advisors employed by the Audit Committee.

Other Responsibilities

     The Audit Committee, to the extent it deems necessary or appropriate or to the extent required by the Exchange Act, the rules and regulations of the SEC or the rules of the Nasdaq, shall:

     1.   Responsibility for Financial Statement and Disclosure Matters
          -------------------------------------------------------------

          (a) Review and discuss with management and the independent auditor the Company's annual audited financial statements, including disclosures made in management 's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

          (b) Review the Company's quarterly financial statements, including disclosures made in management's discussion and analysis, prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements. The review and discussion should include any matters identified by the independent auditor pursuant to Statement on Auditing Standards No. 71 regarding the Company's interim financial statements.

          (c) Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

          (d) Review and discuss any quarterly reports from the independent auditor on:

               (i)  all critical  accounting  policies and practices to be used,
               (ii) all alternative  treatments of financial  information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor, and
               (iii)other   material   written    communications   between   the
                    independent auditor and management, such as any management letter or schedule of unadjusted differences.

          (e) Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

          (f) Review and consider the matters required to be discussed by Statement on Auditing Standards No. 61 with the independent auditor and management relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

          (g) Receive information from the Company's management about any significant deficiencies or material weaknesses in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

     2.   Oversight of the Company's Relationship with the Independent Auditor
          --------------------------------------------------------------------

          (a) Review and evaluate the lead partner of the independent audit team.

          (b) Obtain and review a report from the independent auditor at least annually regarding:

               (i)   the   independent    auditor's   internal   quality-control
                     procedures,
               (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm,
               (iii) any steps taken to deal with any such issues, and
               (iv) all  relationships  between the independent  auditor and the
                    Company consistent with Independence Standards Board Standard No. 1.

          (c) Actively engage in a dialogue with the independent auditor regarding any disclosed relationships or services that may impact the objectivity and independence of the independent auditor. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, taking into account the opinions of management and internal auditors. Present its conclusions with respect to the independent auditor to the Board.

          (d) Ensure the rotation of the audit partner, lead partner and concurring partner of the independent auditor as required by law.

          (e) Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company in order to ensure the independence of the independent auditor under the SEC rules.

          (f) Confirm that none of the audit partners earn or receive compensation based on procuring engagements with the Company for providing products or services, other than audit, review or attest services.

          (g) Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

          (h) Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

     3.   Oversight of the Company's Internal Audit Function
          --------------------------------------------------

          (a) Review the appointment and replacement of the senior internal auditing executive.

          (b) Review the significant reports to management prepared by the internal auditing department and management's responses.

          (c) Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

     4.   Compliance Oversight
          --------------------

          (a) Obtain from the independent auditor assurance that the audit was conducted in a manner consistent with Section 10A(b) of the Exchange Act.

          (b) Administer and oversee, to the extent directed by the Board, any codes of ethics or business conduct adopted by the Company.

          (c) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

          (d) Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

          (e) Review and evaluate related party transactions required to be disclosed by Item 404 of SEC Regulation S-K for potential conflict of interest situations on an ongoing basis.

          (f) Prepare an audit committee report as required by the rules of the SEC to be included in the Company's annual proxy statement.

          (g) Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Meetings
--------

     The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall report regularly to the Board through presentations at Board meetings or by submission of the minutes of the Audit Committee meetings to the Board. In addition to funding for the specific purposes described above, the Company shall provide appropriate funding, as determined by the Audit Committee, for ordinary administrative expenses that are necessary for the Audit Committee to carry out its duties.

--------------------------------------------------------------------------------
                              WELLS FINANCIAL CORP.

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 21, 2004
--------------------------------------------------------------------------------

     The undersigned hereby appoints the Board of Directors of Wells Financial Corp. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Wells Community Building located at 189 Second Street, S.W., Wells, Minnesota on April 21, 2004, at 4:00 p.m., local time and at any and all adjournments thereof, as follows:


                                                            FOR     WITHHELD

1.  The election as director of the nominees for
    director listed below, each for a three-year term:      |_|       |_|

    Richard Mueller
    David Buesing

    INSTRUCTIONS:  To withhold your vote for any individual nominee, insert the
    ------------
    nominee's name on the line provided below.




    ----------------------------------------------------------------------------



                                                 FOR      AGAINST       ABSTAIN
                                                 ---      -------       -------

2.  To ratify the appointment of McGladrey
    & Pullen, LLP as independent auditors
    for the Company for the 2004 fiscal year.    |_|        |_|           |_|


The Board of Directors recommends a vote "FOR" each of the listed proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED "FOR" THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting, a Proxy Statement dated March 15, 2004 and the 2003 Annual Report to Stockholders.



|_| Please check here if you plan to attend the Meeting.




Dated:                                      , 2004
        ------------------------------------




----------------------------------    ------------------------------------------
SIGNATURE OF STOCKHOLDER              SIGNATURE OF STOCKHOLDER


----------------------------------    ------------------------------------------
PRINT NAME OF STOCKHOLDER             PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, SIGN, DATE, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------